UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 7, 2012

KINDER MORGAN MANAGEMENT, LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-16459 (Commission File Number)	76-0669886 (I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Underwriting Agreement

On August 7, 2012, Kinder Morgan Management, LLC (the “Company”), along with Kinder Morgan Energy Partners, L.P. (the “Partnership”) and Kinder Morgan, Inc. (“KMI”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC and UBS Securities LLC, as underwriters (the “Underwriters”), with respect to the issuance and sale by the Company of 8,800,000 shares representing limited liability company interests (the “Shares”).  The Shares sold pursuant to the Underwriting Agreement were registered pursuant to the Company’s registration statement on Form S-3 (File No. 333-179813), which became automatically effective on March 1, 2012. The closing of the sale of the Shares occurred on August 13, 2012.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company, the Partnership and KMI. It also provides for customary indemnification by each of the Company, the Partnership, KMI and the Underwriters against certain liabilities arising out of or in connection with sale of the Shares and for customary contribution provisions in respect of those liabilities.

The foregoing summary of the material terms of the Underwriting Agreement and the transaction contemplated thereby is subject to, and qualified in its entirety by, the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

The Underwriting Agreement has been filed with this Current Report on Form 8-K to provide investors and security holders with information regarding its terms and is not intended to provide any other factual information about the Company, the Partnership or KMI. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement.  The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors are not third-party beneficiaries under the Underwriting Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Partnership or KMI or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Underwriting Agreement, which subsequent information may or may not be fully reflected in the Company’s, the Partnership’s or KMI’s public disclosures.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

1.1          Underwriting Agreement, dated August 7, 2012, among Kinder Morgan Management, LLC, Kinder Morgan Energy Partners, L.P., Kinder Morgan, Inc. and the underwriters party thereto.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN MANAGEMENT, LLC

Dated: August 13, 2012	By:	/s/ Kimberly A. Dang
Kimberly A. Dang
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 7, 2012, among Kinder Morgan Management, LLC, Kinder Morgan Energy Partners, L.P., Kinder Morgan, Inc. and the underwriters party thereto.